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                                                                    EXHIBIT 25.2


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                             ----------------------

                    AMERICAN BANCORPORATION CAPITAL TRUST I
               (Exact name of obligor as specified in its charter)

Delaware                                               55-6133241
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1025 Main Street, Suite 800
Wheeling, West Virginia                                26003
(Address of principal executive offices)               (Zip code)

                             ----------------------

                           Trust Preferred Securities
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING  INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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      Superintendent of Banks of the State of       2 Rector Street, New York,
      New York                                      N.Y.  10006, and Albany,
                                                    N.Y. 12203

      Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                    N.Y.  10045

      Federal Deposit Insurance Corporation         Washington, D.C.  20429

      New York Clearing House Association           New York, New York   10005

      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


                                      -2-

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         6.       The consent of the Trustee  required by Section  321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -3-


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of March, 1998.

                                         THE BANK OF NEW YORK

                                         By:  /s/THOMAS B. ZAKRZEWSKI
                                              ----------------------------------
                                              Name:  THOMAS B. ZAKRZEWSKI
                                              Title: ASSISTANT VICE PRESIDENT
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                                                                       EXHIBIT 7
                                                                       ---------
CONSOLIDATED REPORT OF CONDITION OF
THE BANK OF NEW YORK
OF 48 WALL STREET, NEW YORK, N.Y. 10286
         AND FOREIGN AND DOMESTIC SUBSIDIARIES.

A MEMBER OF THE FEDERAL RESERVE SYSTEM, AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1997, PUBLISHED IN ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                                                              Dollar amounts
ASSETS                                                        in Thousands

Cash and balances due from depos-
      itory institutions:
      Noninterest-bearing balances and
         currency and coin...................................  $ 5,004,638
      Interest-bearing balances..............................    1,271,514
Securities:
      Held-to-maturity securities............................    1,105,782
      Available-for-sale securities .........................    3,164,271
Federal funds sold and Securities
      purchased under agreements to
      resell.................................................    5,723,829
Loans and lease financing
      receivables:
      Loans and leases net of unearned income................   34,916,196
      LESS: Allowance for loan and lease losses..............      581,177
      LESS: Allocated transfer risk reserve..................          429
      Loans and leases, net of unearned income, allowance,
         and reserve.........................................   34,334,590
      Assets held in trading accounts........................    2,035,284
      Premises and fixed assets (including capitalized
         leases).............................................      671,664

Other real estate owned .....................................       13,306
Investments in unconsolidated subsidiaries and associated
         companies ..........................................      210,685
Customers liability toi the bank on acceptances
         outstanding ........................................    1,463,446
Intangible assets ...........................................      753,190
Other assets ................................................    1,784,795
                                                               -----------
Total assets ................................................  $57,536,995
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LIABILITIES
Deposits:
     In domestic offices ....................................   27,270,824
     Noninterest-bearing.....................................   12,160,977
     Interest-bearing .......................................   15,109,847
     In foreign offices. Edge and Agreement
     subsidiaries and IBFs ..................................   14,687,806
     Noninterest-bearing ....................................      657,479
     Interest-bearing .......................................   14,030,327
Federal funds purchaed and Securities sold under agreements to
     repurchase .............................................    1,946,099
Demand noted issued to the U.S. Treasury ....................      283,793
Trading liabilities .........................................    1,553,539
Other borrowed money:
     With remaining maturity of one year or less ............            0
With remaining maturity of more than three years ............       45,664
Earns liability on acceptance executed
     and outstanding.........................................    1,473,588
Subordinated notes and debentures ...........................    1,018,940
Other liabilities ...........................................    2,193,031
                                                                 ---------
Total liabilities ...........................................   52,718,298
                                                                ----------

EQUITY CAPITAL
Common Stock ................................................    1,135,284
Surplus .....................................................      731,319
Undivided profits and capital reserves ......................    2,943,008
Net unrealized holding gains (losses) on available-for-sale
     securities .............................................       25,428
Cumulative foreign currency translation adjustments .........      (16,342)
                                                                ----------
Total equity capital ........................................    4,818,697
                                                                ----------
Total liabilities and equity capital ........................  $57,536,995
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         I, Robert E.  Kerlman,  Senior Vice  President and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared on conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Kerlman

         We, the undersigned directors attest to the correctness of this Report Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J Carter Bacot
Thomas A. Benyi          Directors
Alan R. Griffith
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